AMERITAS LIFE INSURANCE CORP. ("AMERITAS")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA

                                  SUPPLEMENT TO
                        AMERITAS NO-LOAD VARIABLE ANNUITY
                          PROSPECTUS DATED MAY 1, 2001
                       SUPPLEMENT DATED SEPTEMBER 21, 2001


As of October 1, 2001, the Strong International Stock Fund II portfolio is no longer an investment option under the Policy.

Funds allocated to the Strong International Stock Fund II portfolio as of September 30, 2001 may remain invested in the portfolio. If transferred out of the portfolio, however, reinvestment in the portfolio will not be an option.

Ameritas intends to file an application with the Securities and Exchange Commission to substitute the shares of another portfolio for shares of the Strong International Stock Fund II portfolio.


THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR VARIABLE POLICY ISSUED BY AMERITAS LIFE INSURANCE CORP. IF YOU DO NOT HAVE A CURRENT PROSPECTUS, PLEASE CONTACT AMERITAS AT 1-800-255-9678.